UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2006

MSO Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	2-98395-NY	74-3134651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2333 Waukegan Road, Suite 175, Bannockburn, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 847-267-0801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

        On May 9, 2006, in connection with the private placement by MSO Holdings, Inc. (the “Company”) of secured convertible promissory notes and warrants (the “Private Placement”) to certain investors who are current holders of the Company’s Series A Convertible Preferred Stock (“Series A Preferred”) (collectively, the “Purchasers”), the Company entered into the following agreements: (i) a Securities Purchase Agreement (the “Securities Purchase Agreement”); (ii) secured convertible promissory notes in the aggregate principal amount of $791,250 (the “Initial Notes”); (iii) warrants to purchase shares of either Qualified Equity Securities (defined below) or newly created shares of Series A-1 Convertible Preferred Stock (“Series A-1 Preferred”) of the Company (the “Warrants”); (iv) a Security Agreement (the “Security Agreement”); (v) an Intercreditor Agreement (the “Intercreditor Agreement”); and (vi) an Escrow Agreement (the “Escrow Agreement”).

        Pursuant to the terms of the Securities Purchase Agreement, the Company may issue to the Purchasers and the Purchasers may purchase secured convertible promissory notes (the “Notes”) in the aggregate principal amount of up to $2,218,244 and Warrants to purchase shares of either Qualified Equity Securities or newly created shares of Series A-1 Preferred. The Securities Purchase Agreement contemplates multiple closings. The initial closing took place on May 9, 2006 (the “Initial Closing”). At the Initial Closing, the Company issued the Initial Notes and the Warrants to the Purchasers. In the event the Company satisfies certain enumerated conditions on or before December 31, 2006, the Securities Purchase Agreement contemplates a second closing (the “Second Closing”), in which the Company will issue to the Purchasers and the Purchasers will purchase Notes in the aggregate principal amount of $1,426,944 (the “Second Closing Amount”). Additionally, at any time prior to the Second Closing, the holders of a majority-in-interest of the principal amount then outstanding under the Notes may require one or more interim closings (each, an “Interim Closing”), pursuant to which the Company will issue to the Purchasers and the Purchasers will purchase Notes in an aggregate principal amount identified by a majority-in-interest of the principal amount then outstanding under the Notes (collectively, the “Interim Closing Amount”). In the event the Company issues Notes to the Purchasers in one or more Interim Closings, the Second Closing Amount shall be reduced by the Interim Closing Amount.

        The unpaid balance of each Note issued pursuant to the Purchase Agreement shall accrue simple interest at a rate of 10% per annum and shall mature on the earlier to occur of either: (i) the closing of a Qualified Financing; or (ii) January 1, 2008, unless the unpaid principal amount of and all accrued interest on such Notes are converted into shares of the Company’s capital stock prior to such date.

        The Notes may be converted into shares of the Company’s capital stock by the Purchasers as follows: (i) if the Company enters into a bona fide arms length transaction that results in aggregate gross proceeds of new money to the Company of at least $2,000,000 (excluding the conversion of indebtedness) (a “Qualified Financing”) a Purchaser may elect to convert the outstanding principal balance and all unpaid accrued Interest on such Purchaser’s Notes, or any portion thereof (the “Optional Conversion Amount”), into that number of shares of the equity security sold to the Investors in the Qualified Financing (the “Qualified Equity Securities”) determined by dividing the Optional Conversion Amount by eighty percent (80%) of the price per share paid by the investors in the Qualified Financing for the Qualified Equity Securities (the “Optional Conversion”); or (ii) at any time after the date of the Initial Closing and upon the due authorization of the Company’s Series A-1 Preferred and the filing of the Amended and Restated Certificate of Incorporation (the “Amended Certificate”) setting forth the rights, privileges and preferences of such Series A-1 Preferred, a Purchaser may elect to convert the amount of principal of, and all accrued an unpaid interest on such Purchaser’s Notes, or any portion thereof (the “Voluntary Conversion Amount”), into a number of shares of the Company’s Series A-1 Preferred determined by dividing the Voluntary Conversion Amount by $0.25 per share (subject to adjustments for stock splits, reverse stock splits, stock dividends, recapitalizations combinations, and the like) (the “Voluntary Conversion”). Additionally, in the event a majority-in-interest of the principal amount then outstanding under the Notes elect to convert their Notes in an Optional Conversion, then all of the then outstanding principal balance and all unpaid accrued interest under the Notes shall automatically convert pursuant to the terms of an Optional Conversion (the “Mandatory Conversion”).

        The Warrants issued to the Purchasers allow the Purchasers to purchase shares of the Company’s capital stock as follows: (i) in the event a Purchaser converts its Notes into Qualified Equity Securities in either an Optional Conversion or a Mandatory Conversion, the Warrants shall be exercisable for a number of Qualified Equity Securities equal to the outstanding principal balance under such Purchaser’s Notes at the time of either the Optional Conversion or the Mandatory Conversion of such Purchaser’s Notes, divided by the price per share of the Qualified Equity Security in the Qualified Financing at an exercise price equal to the price per share of such Qualified Equity Security; or (ii) prior to a Qualified Financing or if a Purchaser’s Notes are not converted into Qualified Equity Securities at the closing of a Qualified Financing, the Warrants shall be exercisable for a number of shares of Series A-1 Preferred equal to the outstanding principal balance at the time of exercise under the Notes held by such Purchaser, divided by $0.25, at an exercise price equal to $0.25.

        Pursuant to the Security Agreement, the Company granted to the holders of the Notes a first priority security interest in substantially all of the assets of the Company (the “Assets”), as security for the Company’s performance of its obligations under the Notes.

        The Company has also entered into an Intercreditor Agreement with the Purchasers and Commonwealth Associates, L.P., in its capacity as collateral agent for the Purchasers (the “Collateral Agent”). Pursuant to the Intercreditor Agreement, the Company and the Purchasers have established the relative rights, remedies and priorities of the Purchasers with respect to the Assets and the Security Agreement and have granted authority to the Collateral Agent to act on behalf of the Purchasers in regards to such rights.

        Pursuant to the terms of the Securities Purchase Agreement and as set forth in the Amended Certificate, the Amended Certificate was approved by a majority of the Company’s stockholders and will be filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on the date that is twenty (20) days after the date on which a definitive Schedule 14C Information Statement (the “Information Statement”) related to the approval of the Amended Certificate, which creates the Series A-1 Preferred, by the Company’s stockholders is first mailed to the Company’s stockholders. Pursuant to the Securities Purchase Agreement, the Company is obligated to file a preliminary Information Statement related thereto as soon as practicable following the Initial Closing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

        In connection with the Private Placement, on May 9, 2006, the Company issued the Initial Notes in an aggregate principal amount of $791,250 to the Purchasers pursuant to the Securities Purchase Agreement. The unpaid balance of each Initial Note will accrue simple interest at a rate of 10% per annum and shall mature on the earlier to occur of (i) the closing of a Qualified Financing or (ii) January 1, 2008, unless the unpaid balance amount of and all accrued interest on such Purchaser’s Notes are converted into shares of the Company’s capital stock prior to such date. The Initial Notes are convertible into either (i) Series A-1 Preferred in a Voluntary Conversion or (ii) Qualified Equity Securities in either an Optional Conversion or a Mandatory Conversion.

Item 3.02	Unregistered Sales of Unregistered Securities.

        In connection with the Private Placement, on May 9, 2006, the Company issued the Initial Notes in an aggregate principal amount of $791,250 to the Purchasers pursuant to the Securities Purchase Agreement. The unpaid balance of each Initial Note will accrue simple interest at a rate of 10% per annum and shall mature on the earlier to occur of (i) the closing of a Qualified Financing or (ii) January 1, 2008, unless the unpaid principal amount of and all accrued interest on such Purchaser’s Notes are converted into shares of the Company’s capital stock prior to such date. The Initial Notes are convertible into either (i) Series A-1 Preferred in a Voluntary Conversion or (ii) Qualified Equity Securities in either an Optional Conversion or a Mandatory Conversion.

        Additionally, in connection with the Private Placement, the Company issued to the Purchasers the Warrants which allow the Purchasers to purchase a number of shares of Company’s capital stock determined as follows: (i) in the event that a Purchaser converts its Notes into Qualified Equity Securities in either an Optional Conversion or a Mandatory Conversion, the Warrants shall be exercisable for a number of Qualified Equity Securities equal to the outstanding principal balance at the time of either the Optional Conversion or the Mandatory Conversion, divided by the price per share of the Qualified Equity Security in the Qualified Financing at an exercise price equal to the price per share of such Qualified Equity Security; or (ii) prior to a Qualified Financing or if the Notes are not converted into Qualified Equity Securities at the closing of a Qualified Financing, the Warrants shall be exercisable for a number of shares of Series A-1 Preferred equal to the outstanding principal balance at the time of exercise under the Notes held by such Purchaser, divided by $0.25, at an exercise price equal to $0.25.

        The offers and sales of these securities were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder as transactions by the Company not involving a public offering. The recipients of the securities in each such transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to share certificates issued in such transactions. All recipients had adequate access to information about the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSO Holdings, Inc.
By: /s/ Steven Straus
Steven Straus
President

Dated: May 15, 2006